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                                                                    EXHIBIT 10.7


                          GEORGIA-PACIFIC CORPORATION

                          OUTSIDE DIRECTORS STOCK PLAN

                  (As in effect September 23, 1998, including
                            Amendments No. 1 and 2)

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                               TABLE OF CONTENTS

                                                                    PAGE

     (S) 1.  PURPOSE................................................   1

     (S) 2.  DEFINITIONS.............................................  1

             2.1. G-P................................................  1
             2.2. Market Price.......................................  1
             2.3. Outside Director...................................  1
             2.4. Plan...............................................  1
             2.5. Retirement.........................................  1
             2.6. Restriction Period.................................  2
             2.7. Stock..............................................  2
                  Prior to December 17, 1997.........................  2
                  On and After December 17, 1997.....................  2

     (S) 3. STOCK GRANTS.............................................  3

             3.1. Available Shares...................................  3
             3.2. Grants.............................................  3
                  (a)  Annual Grants.................................  3
                       (i)    May 3, 1995............................  3
                       (ii)   May 15, 1996...........................  3
                       (iii)  May 15, 1997...........................  3
                       (iv)   May 15, 1998 and Thereafter............  4
                  (b)  Prorated Grants...............................  4
                       (i)    Proration..............................  4
                       (ii)   Number of Shares.......................  4
             3.2A Special Grant Upon Conversion of Retirement Benefit  5
             3.3. No Transfer or Other Disposition...................  5
             3.4. Dividends, Voting and Other Rights.................  5
             3.5. Forfeiture.........................................  5
             3.6  Distribution of Shares Upon Lapse of Restriction...  6

     (S) 4. MISCELLANEOUS............................................  7

             4.1  Administration.....................................  7
             4.2. References.........................................  7
             4.3  Construction.......................................  7


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             4.4. Stock Transfer.....................................  7
             4.5. Shareholder Approval...............................  8
             4.6. Amendment..........................................  8
             4.7. Termination........................................  8


                                       2
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                                    (S) 1.

                                    PURPOSE
                                    -------

          The purpose of this Plan is to help Georgia-Pacific Corporation ("G-P") attract and retain well qualified individuals as Outside Directors (as defined below) and to align their interests more closely with the interests of G-P's other shareholders through annual grants of Stock to each Outside Director.

                                     (S) 2.

                                  DEFINITIONS
                                  -----------

          2.1.  G-P.  The term "G-P" shall mean Georgia-Pacific Corporation, a
                ---
Georgia corporation.

          2.2.  Market Price.    The term "Market Price" shall mean the mean
                ------------
between the high and the low sales price for a share of Stock for a day as reported for such day in the record of Composite Transactions for the New York Stock Exchange and printed in The Wall Street Journal or, if there is no such
                              -----------------------
report for such day, such prices as so reported and printed for the last trading day before such day.

          2.3.  Outside Director.  The term "Outside Director" shall mean a
                ----------------
member of the Board of Directors of G-P who is not an employee of G-P or a G-P subsidiary.

          2.4.  Plan.  The term "Plan" shall mean this Georgia-Pacific
                ----
Corporation Outside Directors Stock Plan, as such plan may be amended and in effect from time to time.

          2.5.  Retirement.  The term "Retirement" shall mean the termination of
                ----------
an Outside Director's status as such (a) because the Outside Director has reached the mandatory retirement age for a director under G-P's policy for directors as in effect when he or she reaches
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such age, (b) because the Outside Director is not renominated by the Governance
Committee for an additional term as a Director, (c) due to the Outside Director's taking a position with, or providing services to, a governmental, charitable or educational institution whose policies prohibit the Outside Director from continuing to serve as a director for G-P or (d) due to a determination by the Plan Administrator (as defined in Section 4.1) that the Outside Director cannot continue as such without violating applicable law.

          2.6.  Restriction Period.  The term "Restriction Period" for any
                ------------------
shares of Stock granted under (S) 3.2 to an Outside Director shall mean the period which begins on the date of such grant under (S) 3.2 and which ends on the earlier of (a) the Outside Director's date of death or (b) six months after the date on which an Outside Director's status as such terminates at G-P's request as a result of a disability or his or her Retirement.

          2.7.  Stock.
                -----
          (a) Prior to December 17, 1997.  Prior to December 17, 1997, the term
              --------------------------
"Stock" shall mean G-P common stock, par value $0.80.

          (b) On and After December 17, 1997.  On and after December 17, 1997,
              ------------------------------
the term "Stock" shall refer to each of the two classes of common stock issued by G-P, viz. Georgia-Pacific Corporation - Georgia-Pacific Group Common Stock, par value $0.80 ("Group Stock") and Georgia-Pacific Corporation - Timber Group Common Stock, par value $0.80 ("Timber Stock").

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                                     (S) 3.

                                  STOCK GRANTS
                                  ------------

          3.1.  Available Shares.  G-P shall make 200,000 shares of Stock (as
                ----------------
defined prior to December 17, 1997) available for Stock grants under this Plan from G-P's authorized but unissued Stock; provided, however, that as a consequence of the approval of the Letter Stock Transaction by the shareholders on December 16, 1997, on and after December 17, 1998, the available shares shall consist of 200,000 shares of Group Stock and 200,000 shares of Timber Stock.

          3.2  Grants.
               ------
          (a)  Annual Grants.
               -------------

               (i) May 3, 1995.  Each person who is an Outside Director on
                   -----------
     May 3, 1995 shall be granted 200 shares of Stock subject to the terms and conditions set forth in this Plan.

               (ii) May 15, 1996.  Each person who is an Outside Director on
                    ------------
     May 15, 1996 shall be granted a number of shares of Stock subject to the terms and conditions set forth in this Plan, which number shall be determined by dividing $15,000 by the Market Price of a share of Stock on such date and rounding the resulting number to the nearest whole share of Stock.

               (iii) May 15, 1997.  Each person who is an Outside Director on
                     ------------
     May 15, 1997 shall be granted a number of shares of Stock subject to the terms and conditions set forth in this Plan, which number shall be determined by dividing $40,000 by the Market Price of a share of Stock on such date and rounding the resulting number to the nearest whole share of Stock.

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               (iv) May 15, 1998 and thereafter.  Each person who is an Outside
                    ---------------------------
     Director on May 15, 1998 or on May 15 of any subsequent year shall (so long as a sufficient number of shares of Group Stock and Timber Stock remain available for grants under Section 3.1) be granted a number of shares of Group Stock and an equal number of shares of Timber Stock subject to the terms and conditions set forth in this Plan, which number shall be determined by dividing $40,000 by the sum of the Market Prices of a share of Group Stock and a share of Timber Stock on such date and rounding the resulting number to the nearest whole share.

          (b)  Prorated Grants.  If in any calendar year, a person is initially
               ---------------
elected as an Outside Director after May 15 of such year but prior to May 1 of the next following calendar year, he or she shall be granted a prorated grant of Group Stock and Timber Stock (so long as a sufficient number of shares of Stock remain available for grants under Section 3.1). Stock granted under this
Section 3.2(b) shall be subject to the terms and conditions of this Plan. The number of shares of Group Stock and of Timber Stock in any prorated grant shall be determined as follows:

               (i) Proration.  Multiply $40,000 by a fraction, the numerator
                   ---------
     of which is the number of calendar months (if any) in the period commencing on the date the Outside Director was elected to the Board and ending on April 30 of the next following calendar year, and the denominator of which is 12.

               (ii) Number of Shares.  Divide the result in paragraph (i) by
                    ----------------
     the sum of the Market Prices of a share of Group Stock and a share of Timber Stock on the later of the date the Outside Director is initially elected to the Board and July 30, 1998 (the "Stock Price Date"), and round the resulting number to the nearest whole share.

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Prorated grants under this Section 3.2(b) shall be effective as of the Stock
Price Date for such grant as defined in Section 3.2(b)(ii).

          3.2A.  Special Grant Upon Conversion of Retirement Benefit.  In the
                 ---------------------------------------------------
event that, pursuant to Section 8.3 of the Georgia-Pacific Corporation Directors Retirement Program (the "Retirement Plan"), an Outside Director participating in this Plan waives in writing all rights with respect to his/her accrued retirement benefit under the Retirement Plan prior to May 15, 1997, such Outside Director shall receive on May 15, 1997 a special grant of Stock under this Plan in consideration of such waiver. The number of shares of Stock comprising such special grant shall be the number of shares computed in accordance with the procedures specified in Section 8.3 of the Retirement Plan, and such shares shall be subject to all the same terms and conditions as any other shares granted under this Plan.

          3.3.  No Transfer or Other Disposition.  An Outside Director shall not
                --------------------------------
have the right to sell, transfer, assign, pledge or otherwise encumber or dispose of any shares of Stock granted under this Plan during the Restriction Period with respect to such Stock and, during such Restriction Period, G-P shall retain custody of the certificate which represents such Stock.

          3.4.  Dividends, Voting and Other Rights.  Except as set forth in (S)
                ----------------------------------
3.3, an Outside Director shall have the entire beneficial interest in the shares of Stock granted to him or to her under (S) 3.2 and shall have all the rights and privileges of a shareholder with respect to such shares of Stock, including the right to receive dividends on such Stock and to vote such Stock.

          3.5.  Forfeiture.  If an Outside Director's status as such terminates
                ----------
for any reason other than his or her death, his or her Retirement or at G-P's request as a result of a disability, he or she shall forfeit all shares of Stock granted to him or her under this Plan and all

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of his or her rights and privileges as a shareholder with respect to such Stock immediately shall terminate.

          3.6.  Distribution of Shares Upon Lapse of Restriction.  Upon the
                ------------------------------------------------
termination of an Outside Director's Restriction Period, the shares of Stock granted to him/her shall be issued to him/her without any restrictive legend relating to this Plan, provided, however, that an Outside Director may elect to have his/her Stock distributed in three equal annual installments, the first of which shall be made on the date his/her Restriction Period ends with an additional installment on each of the next two anniversaries of that date. The amount of the first installment shall be 1/3 of the shares of Stock attributable to all grants theretofore made to the Outside Director under this Plan (rounded up to the next whole share); the amount of the second installment shall be 1/2 of the then remaining shares of Stock attributable to all grants theretofore made to the Outside Director under this Plan (rounded up to the next whole share); and the amount of the last installment shall be all the then remaining shares of Stock attributable to all grants theretofore made to the Outside Director under this Plan (rounded up to the next whole share). Stock subject to a 3-year distribution election under this Section 3.6 and not yet distributed will continue to be subject to the terms and conditions of this Plan until distributed. An election under this Section 3.6 must be in writing in a form acceptable to the Plan Administrator and must be actually received by the Plan Administrator prior to the date on which time during the period during which the election may be made, but becomes irrevocable upon the expiration of the election period. In the event of the death of the electing Outside Director under circumstances requiring a distribution or a continuing distribution of Stock from this Plan on his/her behalf, such distribution shall be made to the Outside Director's estate unless the Outside

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Director has specified in writing (on a form acceptable to and actually received by the Plan Administrator prior to his/her death) an alternative beneficiary.

                                     (S) 4.

                                 MISCELLANEOUS
                                 -------------

          4.1.  Administration.  The Governance Committee of G-P's Board of
                --------------
Directors (or any successor to such committee) shall be the administrator of this Plan and shall have the power to interpret this Plan and be responsible for the operation and administration of this Plan. The Governance Committee shall interpret this Plan and operate and administer this Plan in a manner which shall qualify the grants of Stock made to Outside Directors under this Plan for an exemption under Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time.

          4.2.  References.  All references made to sections under this Plan
                ----------
shall be to sections of this Plan.

          4.3.  Construction.  The headings and subheadings in this Plan have
                ------------
been included for convenience of reference only. This Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

          4.4.  Stock Transfer.  If any Stock issued under this Plan has not
                --------------
been registered under any applicable federal or state securities laws at the time such Stock is issued, G-P shall have the right, as a condition to the issuance of such Stock, to require the Outside Director to make such representations or take such other or additional action to satisfy any requirements of, or any exemptions to, any applicable state or federal securities laws respecting such issuance as G-P deems necessary or appropriate under the circumstances, and no such

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issuance shall be made under this Plan until such condition or conditions have been satisfied to G-P's satisfaction in full.

          4.5.  Shareholder Approval.  This Plan shall be null and void if G-P's
                --------------------
shareholders fail to approve this Plan at a duly called meeting of such shareholders held on or before May 1, 1996, and any grant of Stock under this Plan before the date of such approval shall be made subject to such approval.

          4.6.  Amendment.  The Board of Directors of G-P may amend this Plan
                ---------
from time to time, provided, however, that no such amendment shall be made to this Plan more often than once every six months (other than to comply with the requirements of the Internal Revenue Code of 1986 or other applicable law, as amended, and any related rules or regulations), and no amendment shall become effective absent the approval of G-P's shareholders if the effect of such amendment would be to

          (a) increase the number of securities which may be issued under this Plan, or

          (b) materially modify the requirements as to eligibility for participation in this Plan.

          4.7.  Termination.  The Board of Directors of G-P shall have the right
                -----------
to terminate this Plan at any time, provided that the Plan shall continue in accordance with its terms in effect immediately prior to such termination with respect to grants made prior to the date such termination is approved by the Board of Directors.